INVESTOR FINANCIAL SUPPLEMENT
June 30, 2020

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 28, 2020
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A2
	Navigators Insurance Company	A+	A	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on positive outlook at A.M. Best and on stable outlook at Standard and Poor's
http://www.thehartford.com
Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Commercial paper	AMB-1	A-2	P-2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations	Junior subordinated debentures	bbb	BBB-	Baa2
Phone (860) 547-6233
- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Income Statements (Continued)	9
	Property & Casualty Underwriting Ratios	10
	Commercial Lines Income Statements	11
	Commercial Lines Income Statements (Continued)	12
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Income Statements	15
	Personal Lines Income Statements (Continued)	16
	Personal Lines Underwriting Ratios	17
	Personal Lines Supplemental Data	18
	Personal Lines Supplemental Data (Continued)	19
	P&C Other Operations Income Statements	20

GROUP BENEFITS	Income Statements	21
	Supplemental Data	22

HARTFORD FUNDS	Income Statements	23
	Asset Value Rollforward - Assets Under Management By Asset Class	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Investment Earnings Before Tax - Group Benefits	28
	Net Investment Income	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	34

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
HIGHLIGHTS
Net income	$468	$273	$548	$535	$372	$630	$741	$1,002
Net income available to common stockholders [1]	$463	$268	$543	$524	$372	$625	$731	$997
Core earnings*	$438	$485	$522	$548	$485	$507	$923	$992
Total revenues	$5,068	$4,956	$5,361	$5,347	$5,092	$4,940	$10,024	$10,032
Total assets	$70,990	$68,724	$70,817	$70,256	$69,472	$63,324
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.29	$0.75	$1.51	$1.45	$1.03	$1.74	$2.04	$2.76
Core earnings*	$1.22	$1.35	$1.45	$1.52	$1.34	$1.41	$2.58	$2.75
Diluted earnings per common share
Net income available to common stockholders	$1.29	$0.74	$1.49	$1.43	$1.02	$1.71	$2.03	$2.73
Core earnings*	$1.22	$1.34	$1.43	$1.50	$1.33	$1.39	$2.56	$2.72
Weighted average common shares outstanding (basic)	358.1	358.5	360.5	361.4	361.4	360.0	358.3	360.7
Dilutive effect of stock compensation	1.2	2.6	3.8	4.0	3.2	3.3	1.9	3.3
Dilutive effect of warrants [2]	—	—	—	—	0.5	1.4	—	0.9
Weighted average common shares outstanding and dilutive potential common shares (diluted)	359.3	361.1	364.3	365.4	365.1	364.7	360.2	364.9
Common shares outstanding	358.1	357.9	359.6	361.0	361.6	360.9
Book value per common share	$46.74	$41.72	$44.32	$43.61	$41.37	$38.81
Per common share impact of accumulated other comprehensive income [3]	(1.34)	2.68	(0.15)	(0.59)	0.54	2.45
Book value per common share (excluding AOCI)*	$45.40	$44.40	$44.17	$43.02	$41.91	$41.26
Book value per diluted share	$46.59	$41.42	$43.85	$43.13	$41.00	$38.36
Per diluted share impact of AOCI	(1.34)	2.65	(0.14)	(0.58)	0.55	2.43
Book value per diluted share (excluding AOCI)*	$45.25	$44.07	$43.71	$42.55	$41.55	$40.79
Common shares outstanding and dilutive potential common shares	359.3	360.5	363.4	365.0	364.8	365.1
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [4]
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	11.3%	11.8%	14.4%	12.0%	11.8%	13.5%
Core earnings ROE*	12.7%	13.3%	13.6%	12.3%	11.7%	11.5%

[1]	Net income available to common stockholders includes the impact of preferred stock dividends.

[2]	On June 26, 2019, the Capital Purchase Program warrants issued in 2009 expired.

[3]
Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement plan adjustments.

[4]	For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 36.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Earned premiums	$4,234	$4,391	$4,423	$4,394	$4,166	$3,940	$8,625	$8,106
Fee income	298	320	331	330	326	314	618	640
Net investment income	339	459	503	490	488	470	798	958
Net realized capital gains (losses)	109	(231)	63	89	80	163	(122)	243
Other revenues	88	17	41	44	32	53	105	85
Total revenues	5,068	4,956	5,361	5,347	5,092	4,940	10,024	10,032
Benefits, losses and loss adjustment expenses [1]	2,847	2,916	2,939	2,914	2,934	2,685	5,763	5,619
Amortization of deferred acquisition costs ("DAC")	429	437	438	437	392	355	866	747
Insurance operating costs and other expenses	1,125	1,176	1,224	1,167	1,141	1,048	2,301	2,189
Loss on extinguishment of debt	—	—	—	90	—	—	—	—
Loss on reinsurance transaction [2]	—	—	—	—	91	—	—	91
Interest expense	57	64	65	67	63	64	121	127
Amortization of other intangible assets	18	19	19	19	15	13	37	28
Total benefits, losses and expenses	4,476	4,612	4,685	4,694	4,636	4,165	9,088	8,801
Income before income taxes	592	344	676	653	456	775	936	1,231
Income tax expense	124	71	128	118	84	145	195	229
Net income	468	273	548	535	372	630	741	1,002
Preferred stock dividends	5	5	5	11	—	5	10	5
Net income available to common stockholders	463	268	543	524	372	625	731	997
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(107)	232	(62)	(88)	(79)	(160)	125	(239)
Loss on extinguishment of debt, before tax	—	—	—	90	—	—	—	—
Loss on reinsurance transaction, before tax [2]	—	—	—	—	91	—	—	91
Integration and transaction costs associated with acquired business, before tax [3]	13	13	21	29	31	10	26	41
Change in loss reserves upon acquisition of a business, before tax [4]	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax [5]	54	29	16	—	—	—	83	—
Income tax expense (benefit) [6]	15	(57)	4	(7)	(27)	32	(42)	5
Core earnings	$438	$485	$522	$548	$485	$507	$923	$992

[1]
The three and six months ended June 30, 2020 included $251 and $267, respectively, of benefits, losses and loss adjustment expenses incurred arising from the Coronavirus Disease 2019 ("COVID-19") pandemic.

[2]
Immediately after closing on the acquisition of Navigators Group in May 2019, the Company purchased an adverse development cover ("ADC") from National Indemnity Company ("NICO") on behalf of Navigators Insurance Company and certain of its affiliates ("Navigators Insurers") for a ceded premium of $91. The ADC covers $300 of adverse development on 2018 and prior accident year reserves (subject to limited exceptions) that attaches at $100 above Navigators Insurers recorded net reserves as of December 31, 2018.

[3]
The three and six month periods ended June 30, 2020 included Navigators Group acquisition integration costs of $8 and $16, respectively, and integration costs related to the 2017 acquisition of Aetna's group benefits business of $5 and $10, respectively. The three and six month periods ended June 30, 2019 included Navigators Group acquisition transaction and integration costs of $21 as well as integration costs related to the 2017 acquisition of Aetna's group benefits business of $10 and $20, respectively.

[4]
Upon acquisition of Navigators Group and a review of Navigators Insurers reserves, the three and six months ended June 30, 2019 included $68 of prior accident year reserve increases and $29 of current accident year reserve increases included in net income.

[5]
As of June 30, 2020, the Company has cumulatively ceded $190 of losses to the Navigators adverse development cover ("Navigators ADC") that reinsures adverse development on Navigators' 2018 and prior accident year reserves, including $83 ceded in the six month period ended June 30, 2020. Of the $190 of cumulative losses ceded, $99 of the ceded losses has been recognized as a deferred gain within other liabilities as of June 30, 2020 since the Navigators ADC has been accounted for as retroactive reinsurance and cumulative losses ceded exceed the ceded premium paid of $91. As the Company has ceded $190 of the $300 available limit, there is $110 of remaining limit available as of June 30, 2020.

[6]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income (loss):
Commercial Lines	$(66)	$121	$302	$336	$191	$363	$55	$554
Personal Lines	371	98	66	94	62	96	469	158
P&C Other Operations	5	5	9	18	11	23	10	34
Property & Casualty ("P&C")	310	224	377	448	264	482	534	746
Group Benefits	101	104	159	146	113	118	205	231
Hartford Funds	39	36	41	40	38	30	75	68
Sub-total	450	364	577	634	415	630	814	1,045
Corporate	18	(91)	(29)	(99)	(43)	—	(73)	(43)
Net income	468	273	548	535	372	630	741	1,002
Preferred stock dividends	5	5	5	11	—	5	10	5
Net income available to common stockholders	$463	$268	$543	$524	$372	$625	$731	$997

Core earnings (losses):
Commercial Lines	$(57)	$262	$292	$303	$304	$274	$205	$578
Personal Lines	364	117	61	87	55	82	481	137
P&C Other Operations	2	11	7	15	8	16	13	24
P&C	309	390	360	405	367	372	699	739
Group Benefits	102	115	161	141	115	122	217	237
Hartford Funds	33	44	40	39	38	28	77	66
Sub-total	444	549	561	585	520	522	993	1,042
Corporate	(6)	(64)	(39)	(37)	(35)	(15)	(70)	(50)
Core earnings	$438	$485	$522	$548	$485	$507	$923	$992

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Jun 30 2020	Dec 31 2019	Jun 30 2020	Dec 31 2019	Jun 30 2020	Dec 31 2019	Jun 30 2020	Dec 31 2019	Jun 30 2020	Dec 31 2019
Investments
Fixed maturities, available-for-sale, at fair value	$31,907	$31,294	$10,070	$10,310	$—	$25	$223	$519	$42,200	$42,148
Fixed maturities, at fair value using the fair value option	1	8	—	3	—	—	—	—	1	11
Equity securities, at fair value	446	1,295	90	85	59	67	161	210	756	1,657
Mortgage loans	3,080	2,944	1,319	1,271	—	—	—	—	4,399	4,215
Limited partnerships and other alternative investments	1,505	1,463	321	295	—	—	—	—	1,826	1,758
Other investments	133	123	8	7	21	31	16	159	178	320
Short-term investments	1,710	1,476	471	361	219	185	1,268	899	3,668	2,921
Total investments [1]	38,782	38,603	12,279	12,332	299	308	1,668	1,787	53,028	53,030
Cash [1]	272	163	14	13	2	8	3	1	291	185
Restricted cash	68	72	13	5	—	—	—	—	81	77
Premiums receivable and agents’ balances, net	4,103	3,901	486	483	—	—	6	—	4,595	4,384
Reinsurance recoverables, net [2]	5,078	4,954	250	253	—	—	312	320	5,640	5,527
DAC	758	726	46	51	8	8	—	—	812	785
Deferred income taxes	(227)	(168)	(208)	(179)	4	6	561	640	130	299
Goodwill	778	780	723	723	181	181	229	229	1,911	1,913
Property and equipment, net	971	1,011	83	86	13	14	68	70	1,135	1,181
Other intangible assets	476	541	499	519	10	10	11	—	996	1,070
Other assets	1,407	1,328	322	309	81	99	561	630	2,371	2,366
Total assets	$52,466	$51,911	$14,507	$14,595	$598	$634	$3,419	$3,677	$70,990	$70,817
Unpaid losses and loss adjustment expenses	$28,677	$28,261	$8,186	$8,256	$—	$—	$7	$—	$36,870	$36,517
Reserves for future policy benefits [2]	—	—	430	411	—	—	222	224	652	635
Other policyholder funds and benefits payable [2]	—	—	458	459	—	—	292	296	750	755
Unearned premiums	6,835	6,596	34	39	—	—	3	—	6,872	6,635
Debt	—	—	—	—	—	—	4,350	4,848	4,350	4,848
Other liabilities	1,994	2,384	246	422	176	227	2,008	2,124	4,424	5,157
Total liabilities	37,506	37,241	9,354	9,587	176	227	6,882	7,492	53,918	54,547
Common stockholders' equity, excluding AOCI	13,496	13,520	4,533	4,547	422	407	(2,192)	(2,590)	16,259	15,884
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	1,464	1,150	620	461	—	—	(1,605)	(1,559)	479	52
Total stockholders' equity	14,960	14,670	5,153	5,008	422	407	(3,463)	(3,815)	17,072	16,270
Total liabilities and equity	$52,466	$51,911	$14,507	$14,595	$598	$634	$3,419	$3,677	$70,990	$70,817

[1]
Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.3 billion and $1.2 billion as of June 30, 2020 and December 31, 2019, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019
DEBT
Short-term debt	$—	$—	$500	$500	$500
Senior notes	3,260	3,260	3,259	3,257	2,961
Junior subordinated debentures	1,090	1,089	1,089	1,089	1,089
Total debt	$4,350	$4,349	$4,848	$4,846	$4,550
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$16,259	$15,889	$15,884	$15,530	$15,156
Preferred stock	334	334	334	334	334
AOCI	479	(957)	52	214	(198)
Total stockholders’ equity	$17,072	$15,266	$16,270	$16,078	$15,292
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$21,422	$19,615	$21,118	$20,924	$19,842
Total capitalization, excluding AOCI, net of tax	$20,943	$20,572	$21,066	$20,710	$20,040
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	20.3%	22.2%	23.0%	23.2%	22.9%
Total debt to capitalization, excluding AOCI	20.8%	21.1%	23.0%	23.4%	22.7%
Total debt and preferred stock to capitalization, including AOCI	21.9%	23.9%	24.5%	24.8%	24.6%
Total debt and preferred stock to capitalization, excluding AOCI	22.4%	22.8%	24.6%	25.0%	24.4%
Total rating agency adjusted debt to capitalization [1] [2]	23.5%	25.6%	26.1%	26.6%	26.6%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	7.7:1	5.4:1	9.8:1	9.7:1	10.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $1.0 billion and $0.9 billion as of June 30, 2020 and 2019, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
JUNE 30, 2020

	P&C	GROUP BENEFITS
U.S. statutory net income [1][5]	$760	$253
U.S. statutory capital [2][5]	$10,184	$2,687
U.S. GAAP adjustments:
DAC	759	46
Non-admitted deferred tax assets [3]	166	163
Deferred taxes [4]	(934)	(524)
Goodwill	123	723
Other intangible assets	59	499
Non-admitted assets other than deferred taxes	795	129
Asset valuation and interest maintenance reserve	—	232
Benefit reserves	(66)	(38)
Unrealized gains on investments	1,778	816
Other, net	894	420
U.S. GAAP stockholders’ equity of U.S. insurance entities [5]	13,758	5,153
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,202	—
Total U.S. GAAP stockholders’ equity	$14,960	$5,153

[1]	Statutory net income is for the six months ended June 30, 2020.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

[5]	Excludes insurance operations in the U.K. and continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Fixed maturities net unrealized gain	$2,055	$627	$1,684	$1,768	$1,367	$703
Unrealized loss on fixed maturities with ACL [1]	(2)	(2)
OTTI losses recognized in AOCI			(3)	(3)	(3)	(3)
Net gains (losses) on cash flow hedging instruments	48	53	9	17	11	—
Total net unrealized gain	$2,101	$678	$1,690	$1,782	$1,375	$700
Foreign currency translation adjustments	27	26	34	30	34	31
Pension and other postretirement plan adjustments	(1,649)	(1,661)	(1,672)	(1,598)	(1,607)	(1,616)
Total AOCI	$479	$(957)	$52	$214	$(198)	$(885)

[1]
On January 1, 2020, the Company adopted the Financial Accounting Standards Board's updated guidance for recognition and measurement of credit losses on financial instruments. For fixed maturities in an unrealized loss position where an ACL has been recorded, the excess of the present value of expected future cash flows over the fair value, if any, is reflected as a non-credit amount in OCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Written premiums	$2,903	$3,152	$2,904	$3,057	$2,902	$2,720	$6,055	$5,622
Change in unearned premium reserve	52	113	(169)	4	114	144	165	258
Earned premiums	2,851	3,039	3,073	3,053	2,788	2,576	5,890	5,364
Fee income	14	17	18	17	19	18	31	37
Losses and loss adjustment expenses
Current accident year before catastrophes [1][2]	1,828	1,806	1,900	1,867	1,696	1,537	3,634	3,233
Current accident year catastrophes	248	74	115	106	138	104	322	242
Prior accident year development [1][3]	(268)	23	(42)	(47)	35	(11)	(245)	24
Total losses and loss adjustment expenses	1,808	1,903	1,973	1,926	1,869	1,630	3,711	3,499
Amortization of DAC	412	420	421	420	375	339	832	714
Underwriting expenses [4]	540	597	625	567	550	495	1,137	1,045
Amortization of other intangible assets	9	8	9	8	4	3	17	7
Dividends to policyholders	7	8	6	12	6	6	15	12
Underwriting gain* [5]	89	120	57	137	3	121	209	124
Net investment income	242	334	363	358	348	323	576	671
Net realized capital gains (losses)	74	(173)	52	73	66	143	(99)	209
Loss on reinsurance transaction [6]	—	—	—	—	(91)	—	—	(91)
Net servicing and other income (expense)	(7)	(3)	(10)	(14)	(2)	2	(10)	—
Income before income taxes	398	278	462	554	324	589	676	913
Income tax expense	88	54	85	106	60	107	142	167
Net income	310	224	377	448	264	482	534	746
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(71)	173	(52)	(72)	(65)	(140)	102	(205)
Loss on reinsurance transaction, before tax [6]	—	—	—	—	91	—	—	91
Integration and transaction costs associated with an acquired business, before tax	8	8	12	19	6	1	16	7
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax [3]	54	29	16	—	—	—	83	—
Income tax expense (benefit) [8]	8	(44)	7	10	(26)	29	(36)	3
Core earnings	$309	$390	$360	$405	$367	$372	$699	$739
ROE
Net income available to common stockholders [7]	11.0%	12.7%	16.1%	12.0%	11.6%	15.2%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital gains, excluded from core earnings, before tax	(0.2%)	(0.2%)	(3.7%)	(1.6%)	(1.2%)	(1.2%)
Loss on reinsurance transaction, before tax [6]	—%	1.0%	1.0%	1.0%	1.0%	—%
Integration and transaction costs associated with an acquired business, before tax	0.4%	0.5%	0.4%	0.3%	0.1%	—%
Changes in loss reserves upon acquisition of a business, before tax [1]	—%	1.1%	1.1%	1.1%	1.1%	—%
Change in deferred gain on retroactive reinsurance, before tax [3]	0.9%	0.5%	0.2%	—%	—%	—%
Income tax expense (benefit) [8]	(0.2%)	(0.6%)	0.2%	(0.3%)	(0.3%)	0.1%
Impact of AOCI, excluded from core earnings ROE	1.4%	0.5%	0.8%	0.8%	0.6%	0.7%
Core earnings [7]	13.3%	15.5%	16.1%	13.3%	12.9%	14.8%

[1]	See [4] on page 2 for impact of Navigators Group acquisition for the three and six months ended June 30, 2019.

[2]
The three and six months ended June 30, 2020 included $213 of losses and loss adjustment expenses incurred arising from the COVID-19 pandemic, including $141 for commercial property, $37 for financial lines and other and $35 for workers' compensation net of favorable frequency.

[3]
Prior accident year development does not include a benefit for the portion of losses ceded to National Indemnity Company ("NICO") under the Navigators ADC which are recognized as a deferred gain under retroactive reinsurance accounting.

[4]
The three and six months ended June 30, 2020 included an increase in the allowance for credit losses ("ACL") on premiums receivable of $30 and $48 respectively, due to the economic impacts of COVID-19.

[5]
Excluding the non-core change in loss reserves upon acquisition of Navigators Group (see [4] on page 2), underwriting gain for the three and six months ended June 30, 2019 was $100 and $221, respectively.

[6]	See [2] on page 2 for impact of Navigators Group Acquisition.

[7]
Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

[8]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$22	$5	$—	$25	$2	$—	$27	$2
Auto liability - Personal Lines	(15)	(6)	(10)	(23)	—	(5)	(21)	(5)
Homeowners	2	(2)	3	(1)	—	1	—	1
Marine	1	—	—	(2)	10	—	1	10
Professional liability	4	1	(3)	(1)	33	—	5	33
Package business	(7)	1	(15)	(23)	(14)	5	(6)	(9)
General liability [1]	102	12	(1)	19	37	6	114	43
Bond	(10)	—	(1)	(2)	—	—	(10)	—
Assumed Reinsurance	(7)	—	—	—	3	—	(7)	3
Commercial property	5	(7)	5	(1)	(13)	(2)	(2)	(15)
Workers’ compensation	(21)	(17)	(30)	(40)	(30)	(20)	(38)	(50)
Workers' compensation discount accretion	9	9	8	8	9	8	18	17
Catastrophes [2]	(400)	(13)	(15)	(5)	(14)	(8)	(413)	(22)
Uncollectible reinsurance	(2)	—	(30)	—	—	—	(2)	—
Other reserve re-estimates	(5)	11	31	(1)	12	4	6	16
Prior accident year development before change in deferred gain	(322)	(6)	(58)	(47)	35	(11)	(328)	24
Change in deferred gain on retroactive reinsurance included in other liabilities [3]	54	29	16	—	—	—	83	—
Total prior accident year development [4]	$(268)	$23	$(42)	$(47)	$35	$(11)	$(245)	$24

[1]	For the three and six months ended June 30, 2020, general liability reserve development included a reserve increase of $102 for sexual molestation and abuse claims.

[2]
For the three and six months ended June 30, 2020, catastrophe reserve development included a $289 subrogation benefit related to 2017 and 2018 California wildfires, including $260 in Personal Lines and $29 in Commercial Lines.

[3]
See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance. For the three months ended June 30, 2020, the $54 of adverse development due to the increase in the deferred gain primarily included increased reserves for construction account business within general liability, professional liability, and assumed reinsurance.

[4]
The prior accident year reserve increase of $68 related to the Navigators Group acquisition for the three and six months ended June 30, 2019 (see [4] on page 2) represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial automobile liability, partially offset by a reserve decrease of $6 for commercial property.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
UNDERWRITING GAIN (LOSS)	$89	$120	$57	$137	$3	$121	$209	$124
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.1	59.4	61.8	61.2	60.8	59.7	61.7	60.3
Current accident year catastrophes	8.7	2.4	3.7	3.5	4.9	4.0	5.5	4.5
Prior accident year development [2][3]	(9.4)	0.8	(1.4)	(1.5)	1.3	(0.4)	(4.2)	0.4
Total losses and loss adjustment expenses	63.4	62.6	64.2	63.1	67.0	63.3	63.0	65.2
Expenses [4][5]	33.2	33.2	33.7	32.0	32.6	31.8	33.2	32.2
Policyholder dividends	0.2	0.3	0.2	0.4	0.2	0.2	0.3	0.2
Combined ratio	96.9	96.1	98.1	95.5	99.9	95.3	96.5	97.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development [2]	0.7	(3.2)	(2.3)	(2.0)	(6.2)	(3.6)	(1.3)	(4.9)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	(1.1)	—	—	(0.6)
Underlying combined ratio *	97.6	92.9	95.8	93.6	92.6	91.7	95.1	92.2

[1]	The three and six months ended June 30, 2019, includes an increase in loss reserves of $29 upon acquisition of Navigators Group (see [4] on page 2).

[2]
Includes an increase in loss reserves of $68 upon acquisition of Navigators Group (see [4] on page 2). This adjustment represents 2.4 points and 1.3 points, respectively, of the combined ratio for the three and six months ended June 30, 2019.

[3]	See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance.

[4]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[5]
The three and six months ended June 30, 2020 included an increase in the ACL on premiums receivable of $30 and $48 respectively, due to the economic impacts of COVID-19 representing 1.1 points and 0.8 points of the expense ratio, respectively.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Written premiums	$2,165	$2,408	$2,190	$2,235	$2,078	$1,949	$4,573	$4,027
Change in unearned premium reserve	8	143	(86)	(15)	91	172	151	263
Earned premiums	2,157	2,265	2,276	2,250	1,987	1,777	4,422	3,764
Fee income	5	8	9	8	9	9	13	18
Losses and loss adjustment expenses
Current accident year before catastrophes [1][2]	1,472	1,343	1,361	1,336	1,179	1,037	2,815	2,216
Current accident year catastrophes	193	55	89	74	90	70	248	160
Prior accident year development [1][3]	77	41	(37)	(19)	22	(10)	118	12
Total losses and loss adjustment expenses	1,742	1,439	1,413	1,391	1,291	1,097	3,181	2,388
Amortization of DAC [4]	351	356	356	356	310	274	707	584
Underwriting expenses	387	443	461	410	392	337	830	729
Amortization of other intangible assets	7	7	7	7	2	2	14	4
Dividends to policyholders	7	8	6	12	6	6	15	12
Underwriting gain (loss) [5]	(332)	20	42	82	(5)	70	(312)	65
Net servicing income (loss)	—	1	(1)	2	2	(1)	1	1
Net investment income	204	277	298	291	281	259	481	540
Net realized capital gains (losses)	64	(143)	42	60	54	115	(79)	169
Loss on reinsurance transaction [6]	—	—	—	—	(91)	—	—	(91)
Other expenses	(11)	(6)	(11)	(20)	(6)	(1)	(17)	(7)
Income (loss) before income taxes	(75)	149	370	415	235	442	74	677
Income tax expense (benefit)	(9)	28	68	79	44	79	19	123
Net income (loss)	(66)	121	302	336	191	363	55	554
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(61)	143	(42)	(59)	(54)	(113)	82	(167)
Integration and transaction costs associated with an acquired business, before tax [7]	8	8	12	19	6	1	16	7
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax	54	29	16	—	—	—	83	—
Loss on reinsurance transaction, before tax [6]	—	—	—	—	91	—	—	91
Income tax expense (benefit) [8]	8	(39)	4	7	(27)	23	(31)	(4)
Core earnings (loss)	$(57)	$262	$292	$303	$304	$274	$205	$578

[1]	See [4] on page 2 for impact related to Navigators Group acquisition.

[2]	See [2] on page 8 for impact related to COVID-19.

[3]	See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance.

[4]
Includes amortization of the Value of Business Acquired ("VOBA") intangible asset arising from the acquisition of Navigators Group. The VOBA asset approximates the DAC that had been recognized by Navigators Group prior to the acquisition.

[5]
Excluding the non-core change in loss reserves upon acquisition of Navigators Group (see [4] on page 2), underwriting gain for the three and six moths ended June 30,2019 was $92 and $162, respectively.

[6]	See [2] on page 2 for impact from Navigators Group acquisition.

[7]	Includes Navigators Group integration costs.

[8]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Auto liability	$22	$5	$—	$25	$2	$—	$27	$2
Professional liability	4	1	(3)	(1)	33	—	5	33
Package business	(7)	1	(15)	(23)	(14)	5	(6)	(9)
General liability	102	12	(1)	19	37	6	114	43
Marine	1	—	—	(2)	10	—	1	10
Bond	(10)	—	(1)	(2)	—	—	(10)	—
Assumed Reinsurance	(7)	—	—	—	3	—	(7)	3
Commercial property	5	(7)	5	(1)	(13)	(2)	(2)	(15)
Workers’ compensation	(21)	(17)	(30)	(40)	(30)	(20)	(38)	(50)
Workers' compensation discount accretion	9	9	8	8	9	8	18	17
Catastrophes	(67)	(5)	(7)	(5)	(16)	(12)	(72)	(28)
Uncollectible reinsurance	—	—	(5)	—	—	—	—	—
Other reserve re-estimates	(8)	13	(4)	3	1	5	5	6
Prior accident year development before change in deferred gain [1][2]	23	12	(53)	(19)	22	(10)	35	12
Change in deferred gain on retroactive reinsurance included in other liabilities [3]	54	29	16	—	—	—	83	—
Total prior accident year development	$77	$41	$(37)	$(19)	$22	$(10)	$118	$12

[1]	The three and six months ended June 30, 2019 included a reserve increase of $68 upon acquisition of Navigators Group. See footnote [4] on page 2 for further information.

[2]	See [1] and [2] on page 9 for discussion related to general liability and catastrophes prior year development.

[3]	See [3] on page 9 for discussion related to the change in deferred gain on retroactive reinsurance for the three months ended June 30, 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
UNDERWRITING GAIN (LOSS)	$(332)	$20	$42	$82	$(5)	$70	$(312)	$65
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	68.2	59.3	59.8	59.4	59.3	58.4	63.7	58.9
Current accident year catastrophes	8.9	2.4	3.9	3.3	4.5	3.9	5.6	4.3
Prior accident year development [2][3]	3.6	1.8	(1.6)	(0.8)	1.1	(0.6)	2.7	0.3
Total losses and loss adjustment expenses	80.8	63.5	62.1	61.8	65.0	61.7	71.9	63.4
Expenses [4] [5]	34.3	35.2	35.8	34.0	35.0	34.0	34.8	34.5
Policyholder dividends	0.3	0.4	0.3	0.5	0.3	0.3	0.3	0.3
Combined ratio [6]	115.4	99.1	98.2	96.4	100.3	96.1	107.1	98.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(12.5)	(4.2)	(2.3)	(2.5)	(5.6)	(3.3)	(8.3)	(4.6)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	(1.5)	—	—	(0.8)
Underlying combined ratio	102.9	94.9	95.9	93.9	93.2	92.7	98.8	92.9

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	97.4	93.2	93.0	86.6	89.2	92.4	95.3	90.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(13.2)	(2.6)	(4.4)	(1.9)	(5.6)	(3.4)	(7.8)	(4.5)
Prior accident year development	8.7	(1.3)	3.1	3.2	4.3	(0.1)	3.6	2.1
Underlying combined ratio	92.9	89.3	91.7	87.9	87.8	88.9	91.1	88.3
MIDDLE & LARGE COMMERCIAL
Combined ratio	124.3	103.8	100.5	107.3	105.8	103.0	113.7	104.4
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(9.8)	(3.6)	(4.2)	(5.4)	(4.1)	(5.0)	(6.6)	(4.6)
Prior accident year development [2]	(1.6)	0.2	1.1	(2.4)	(0.7)	0.2	(0.7)	(0.3)
Underlying combined ratio	112.9	100.4	97.4	99.6	100.9	98.1	106.4	99.5
GLOBAL SPECIALTY
Combined ratio [3] [6]	113.8	102.2	104.5	97.9	120.4	85.7	108.1	109.0
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.2)	(0.6)	(2.7)	(2.9)	(2.3)	(2.3)	(0.9)	(2.3)
Prior accident year development [2] [3]	(7.1)	(5.2)	(1.1)	1.1	(18.2)	5.9	(6.2)	(10.3)
Current accident year change in loss reserves upon acquisition of a business [1]	—	—	—	—	(9.1)	—	—	(6.1)
Underlying combined ratio [7]	105.5	96.4	100.8	96.2	90.7	89.4	101.0	90.3

[1]
The current accident year reserve increases of $29 related to the Navigators Group acquisition for the three and six months ended June 30, 2019 represented 1.5 points and 0.8 points, respectively, of the commercial lines combined ratio and 9.2 point and 6.2 points, respectively, of the global specialty combined ratio.

[2]
The prior accident year reserve increases of $68 related to the Navigators Group acquisition for the three and six months ended June 30, 2019, including $5 in middle & large commercial and $63 in global specialty, represented 3.4 points and 1.8 points, respectively, of the Commercial Lines combined ratio, 0.7 points and 0.3 points, respectively, of the middle & large commercial combined ratio and 20.1 points and 13.5 points, respectively, of the global specialty combined ratio.

[3]	See [3] on page 8 for discussion related to the change in deferred gain on retroactive reinsurance for the three months ended June 30, 2020.

[4]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[5]	The three months ended June 30, 2020 included a $27 before-tax increase in the ACL on premiums receivable due to the economic impacts of COVID-19 representing 1.3 points of the expense ratio.

[6]
The three and six months ended June 30, 2020 included a change in deferred gain on retroactive reinsurance of $54 and $83, respectively, representing 2.5 points and 1.9 points, respectively of the Commercial Lines combined ratio and 9.7 points and 7.5 points, respectively, of the global specialty combined ratio.

[7]
For the three and six months ended June 30, 2019, included an underlying combined ratio on the business acquired from Navigators Group of 96.3 for the period from May 23, 2019 acquisition date through June 30, 2019.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
WRITTEN PREMIUMS
Small Commercial	$877	$1,011	$881	$897	$960	$1,010	$1,888	$1,970
Middle & Large Commercial	683	797	779	768	757	757	1,480	1,514
Middle Market	609	680	673	675	673	641	1,289	1,314
National Accounts and Other	74	117	106	93	84	116	191	200
Global Specialty	595	589	519	559	353	171	1,184	524
U.S. [1]	389	379	364	376	274	171	768	445
International [2]	119	98	113	115	43	—	217	43
Global Re [3]	87	112	42	68	36	—	199	36
Other	10	11	11	11	8	11	21	19
Total	$2,165	$2,408	$2,190	$2,235	$2,078	$1,949	$4,573	$4,027
EARNED PREMIUMS
Small Commercial	$877	$930	$939	$936	$933	$910	$1,807	$1,843
Middle & Large Commercial	713	772	786	765	729	703	1,485	1,432
Middle Market	625	673	683	674	637	608	1,298	1,245
National Accounts and Other	88	99	103	91	92	95	187	187
Global Specialty	557	552	542	538	314	153	1,109	467
U.S. [1]	368	374	360	362	241	153	742	394
International [2]	117	112	106	101	44	—	229	44
Global Re [3]	72	66	76	75	29	—	138	29
Other	10	11	9	11	11	11	21	22
Total	$2,157	$2,265	$2,276	$2,250	$1,987	$1,777	$4,422	$3,764

U.S. STANDARD COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION [4]
New Business Premium
Small Commercial	$118	$157	$138	$150	$183	$175	$275	$358
Middle Market	$99	$125	$121	$146	$177	$140	$224	$317
Renewal Price Increases [5]
Standard Commercial Lines - Written	3.6%	4.3%	3.6%	3.0%	2.1%	1.5%	3.9%	1.8%
Standard Commercial Lines - Earned	3.8%	3.1%	2.5%	2.1%	2.0%	2.3%	3.5%	2.2%
Policy Count Retention [5]
Small Commercial [6]	88%	84%	83%	83%	83%	84%	86%	83%
Middle Market	79%	77%	77%	83%	81%	81%	78%	81%
Premium Retention [5]
Small Commercial	86%	86%	86%	85%	86%	85%	86%	86%
Middle Market	77%	82%	81%	83%	86%	84%	79%	85%
Policies in Force (in thousands) [5]
Small Commercial	1,297	1,291	1,291	1,294	1,291	1,280
Middle Market	60	62	62	64	64	64

[1]	U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure").

[2]	International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.

[3]	Global Re includes assumed premiums previously written by Navigators Re.

[4]	Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines.

[5]	Middle market disclosures exclude loss sensitive and programs businesses.

[6]
Policy count retention for small commercial increased in the three month period ended June 30, 2020 largely due to suspension of cancellations for non-payment of premium as a result of providing policyholders additional time to pay their premium. Policy count retention in the third quarter of 2020 will likely be lower than the recent historical average as more policies are expected to cancel in the third quarter.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Written premiums [1]	$738	$744	$714	$822	$824	$771	$1,482	$1,595
Change in unearned premium reserve	44	(30)	(81)	19	23	(28)	14	(5)
Earned premiums [1]	694	774	795	803	801	799	1,468	1,600
Fee income	9	9	9	9	10	9	18	19
Losses and loss adjustment expenses
Current accident year before catastrophes	356	463	539	531	517	500	819	1,017
Current accident year catastrophes	55	19	26	32	48	34	74	82
Prior accident year development	(349)	(18)	(17)	(28)	4	(1)	(367)	3
Total losses and loss adjustment expenses	62	464	548	535	569	533	526	1,102
Amortization of DAC	61	64	65	64	65	65	125	130
Underwriting expenses	150	151	161	154	155	155	301	310
Amortization of other intangible assets	2	1	2	1	2	1	3	3
Underwriting gain	428	103	28	58	20	54	531	74
Net servicing income	3	2	2	4	4	3	5	7
Net investment income	28	41	45	46	46	42	69	88
Net realized capital gains (losses)	8	(23)	7	9	8	19	(15)	27
Other income (expense)	1	—	—	—	(2)	1	1	(1)
Income before income taxes	468	123	82	117	76	119	591	195
Income tax expense	97	25	16	23	14	23	122	37
Net income	371	98	66	94	62	96	469	158
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(8)	23	(7)	(9)	(8)	(18)	15	(26)
Income tax expense (benefit) [2]	1	(4)	2	2	1	4	(3)	5
Core earnings	$364	$117	$61	$87	$55	$82	$481	$137

[1]
Written and earned premiums for the three months ended June 30, 2020 included a reduction of $81 for automobile premium credits given to policyholders because of the reduction in miles driven resulting from shelter-in-place guidelines due to COVID-19.

[2]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Auto liability	$(15)	$(6)	$(10)	$(23)	$—	$(5)	$(21)	$(5)
Homeowners	2	(2)	3	(1)	—	1	—	1
Catastrophes [1]	(333)	(8)	(8)	—	2	4	(341)	6
Other reserve re-estimates, net	(3)	(2)	(2)	(4)	2	(1)	(5)	4
Total prior accident year development	$(349)	$(18)	$(17)	$(28)	$4	$(1)	$(367)	$3
[1] The three months ended June 30, 2020 included reductions in catastrophe reserves for various 2018 and 2019 wind and hail events and for the 2017 and 2018 California wildfires, including a $260 subrogation benefit from PG&E. See note [2] on page 9 for further discussion.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
UNDERWRITING GAIN	$428	$103	$28	$58	$20	$54	$531	$74
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	51.3	59.8	67.8	66.1	64.5	62.6	55.8	63.6
Current accident year catastrophes	7.9	2.5	3.3	4.0	6.0	4.3	5.0	5.1
Prior accident year development [1]	(50.3)	(2.3)	(2.1)	(3.5)	0.5	(0.1)	(25.0)	0.2
Total losses and loss adjustment expenses	8.9	59.9	68.9	66.6	71.0	66.7	35.8	68.9
Expenses	29.4	26.7	27.5	26.2	26.5	26.5	28.0	26.5
Combined ratio	38.3	86.7	96.5	92.8	97.5	93.2	63.8	95.4
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	42.4	(0.2)	(1.2)	(0.5)	(6.5)	(4.2)	20.0	(5.3)
Underlying combined ratio	80.7	86.6	95.3	92.3	91.0	89.1	83.8	90.1
PRODUCT
Automobile
Combined ratio	82.5	89.8	100.3	95.7	97.2	93.1	86.4	95.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.8)	(0.3)	(0.6)	(1.2)	(0.9)	(0.6)	(1.0)	(0.7)
Prior accident year development	5.6	1.5	2.8	4.2	0.5	1.1	3.4	0.8
Underlying combined ratio	86.3	90.9	102.5	98.8	96.7	93.6	88.8	95.2
Homeowners
Combined ratio	(45.8)	79.2	87.8	86.5	99.3	93.1	16.7	96.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(20.1)	(7.0)	(9.2)	(10.6)	(17.6)	(12.7)	(13.6)	(15.1)
Prior accident year development	136.0	4.0	0.4	0.7	(2.6)	(2.1)	70.0	(2.3)
Underlying combined ratio	70.1	76.2	79.1	76.6	79.2	78.4	73.1	78.8
[1] See note [1] on page 16 for explanation of the reduction in prior accident year development in the three months ended June 30, 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$627	$627	$590	$690	$692	$643	$1,254	$1,335
AARP Agency	50	57	58	59	60	62	107	122
Other Agency	54	52	58	64	63	58	106	121
Other	7	8	8	9	9	8	15	17
Total	$738	$744	$714	$822	$824	$771	$1,482	$1,595
EARNED PREMIUMS
AARP Direct	$581	$647	$664	$667	$663	$657	$1,228	$1,320
AARP Agency	52	60	61	62	63	65	112	128
Other Agency	54	60	63	64	66	68	114	134
Other	7	7	7	10	9	9	14	18
Total	$694	$774	$795	$803	$801	$799	$1,468	$1,600
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$481	$534	$495	$562	$564	$555	$1,015	$1,119
Homeowners	257	210	219	260	260	216	467	476
Total	$738	$744	$714	$822	$824	$771	$1,482	$1,595
EARNED PREMIUMS
Automobile	$456	$536	$551	$558	$557	$555	$992	$1,112
Homeowners	238	238	244	245	244	244	476	488
Total	$694	$774	$795	$803	$801	$799	$1,468	$1,600

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$65	$58	$47	$58	$59	$56	$123	$115
Homeowners	$18	$17	$16	$21	$20	$16	$35	$36
Renewal Written Price Increases
Automobile	2.5%	3.2%	3.8%	4.1%	4.8%	5.5%	2.8%	5.1%
Homeowners	5.2%	4.7%	5.1%	5.9%	7.0%	7.9%	5.0%	7.4%
Renewal Earned Price Increases
Automobile	3.6%	4.2%	4.6%	5.1%	5.6%	6.5%	3.9%	6.1%
Homeowners	5.4%	6.1%	7.0%	8.0%	8.9%	9.6%	5.7%	9.2%
Policy Count Retention [1]
Automobile	90%	86%	85%	85%	85%	85%	88%	85%
Homeowners	89%	86%	85%	86%	85%	84%	87%	85%
Premium Retention
Automobile [2]	74%	86%	86%	87%	87%	87%	80%	87%
Homeowners	92%	89%	88%	90%	90%	89%	91%	90%
Policies in Force (in thousands)
Automobile	1,416	1,410	1,422	1,445	1,465	1,485
Homeowners	865	868	877	893	903	913
[1] Policy count retention increased in the three month period ended June 30, 2020 largely due to suspension of cancellations for non-payment of premium as a result of providing policyholders additional time to pay their premium (until May 31, 2020 in most states). Policy count retention in the third quarter of 2020 will likely be lower than the recent historical average as more policies are expected to cancel in the third quarter.
[2] Premium retention for automobile decreased in the three month period ended June 30, 2020 largely due to $81 of premium credits given to automobile policyholders. Excluding the impact of the premium credits, automobile premium retention would have been 88% in second quarter 2020. See footnote [1] on page 15 for further information.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Written premiums	$—	$—	$—	$—	$—	$—	$—	$—
Change in unearned premium reserve	—	—	(2)	—	—	—	—	—
Earned premiums	—	—	2	—	—	—	—	—
Losses and loss adjustment expenses
Prior accident year development	4	—	12	—	9	—	4	9
Total losses and loss adjustment expenses	4	—	12	—	9	—	4	9
Underwriting expenses	3	3	3	3	3	3	6	6
Underwriting loss	(7)	(3)	(13)	(3)	(12)	(3)	(10)	(15)
Net investment income	10	16	20	21	21	22	26	43
Net realized capital gains (losses)	2	(7)	3	4	4	9	(5)	13
Income before income taxes	5	6	10	22	13	28	11	41
Income tax expense	—	1	1	4	2	5	1	7
Net income	5	5	9	18	11	23	10	34
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	7	(3)	(4)	(3)	(9)	5	(12)
Income tax expense (benefit) [1]	(1)	(1)	1	1	—	2	(2)	2
Core earnings	$2	$11	$7	$15	$8	$16	$13	$24

[1]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Earned premiums	$1,378	$1,348	$1,345	$1,337	$1,377	$1,364	$2,726	$2,741
Fee income	45	43	45	45	45	45	88	90
Net investment income	92	115	123	121	121	121	207	242
Net realized capital gains (losses)	3	(8)	8	14	7	5	(5)	12
Total revenues	1,518	1,498	1,521	1,517	1,550	1,535	3,016	3,085
Benefits, losses and loss adjustment expenses [1]	1,033	1,007	957	983	1,062	1,053	2,040	2,115
Amortization of DAC	13	13	13	14	14	13	26	27
Insurance operating costs and other expenses [2]	340	339	343	329	324	315	679	639
Amortization of other intangible assets	9	11	10	10	11	10	20	21
Total benefits, losses and expenses	1,395	1,370	1,323	1,336	1,411	1,391	2,765	2,802
Income before income taxes	123	128	198	181	139	144	251	283
Income tax expense	22	24	39	35	26	26	46	52
Net income	101	104	159	146	113	118	205	231
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	8	(7)	(15)	(6)	(5)	6	(11)
Integration and transaction costs associated with acquired business, before tax	5	5	8	9	10	9	10	19
Income tax expense (benefit) [3]	(2)	(2)	1	1	(2)	—	(4)	(2)
Core earnings	$102	$115	$161	$141	$115	$122	$217	$237
Margin
Net income margin	6.7%	6.9%	10.5%	9.6%	7.3%	7.7%	6.8%	7.5%
Core earnings margin*	6.9%	7.8%	10.6%	9.4%	7.5%	8.0%	7.3%	7.7%
ROE
Net income available to common stockholders [4]	12.0%	13.4%	14.2%	12.9%	11.2%	11.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.4%)	(0.6%)	(1.0%)	(0.1%)	0.4%	0.6%
Integration and transaction costs associated with acquired business, before tax	0.7%	0.9%	1.1%	1.2%	1.3%	1.4%
Income tax benefit [3]	(0.1%)	(0.1%)	—%	(0.4%)	(0.1%)	(0.1%)
Impact of AOCI, excluded from core earnings ROE	1.5%	0.6%	0.5%	0.7%	0.5%	0.3%
Core earnings [4]	13.7%	14.2%	14.8%	14.3%	13.3%	13.3%

[1]
The three and six months ended June 30, 2020 included $38 and $54, respectively, of incurred benefits and losses arising from the COVID-19 pandemic, with benefits and losses in the six month period including $43 in group life claims and $11 in losses from short-term disability and New York Paid Family Leave claims.

[2]	The three and six months ended June 30, 2020 included $14 and $16, respectively, of before tax increases in the ACL on uncollectible premiums receivable due to the economic impacts of COVID-19.

[3]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[4]	Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
PREMIUMS
Fully insured ongoing premiums
Group disability	$672	$660	$657	$652	$679	$659	$1,332	$1,338
Group life	605	605	620	621	633	641	1,210	1,274
Other [1]	72	58	67	64	61	62	130	123
Total fully insured ongoing premiums	1,349	1,323	1,344	1,337	1,373	1,362	2,672	2,735
Total buyouts [2]	29	25	1	—	4	2	54	6
Total premiums	$1,378	$1,348	$1,345	$1,337	$1,377	$1,364	$2,726	$2,741
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$65	$213	$43	$29	$48	$219	$278	$267
Group life	73	136	16	30	43	143	209	186
Other [1]	11	36	8	15	8	45	47	53
Total fully insured ongoing sales	149	385	67	74	99	407	534	506
Total buyouts [2]	29	25	1	—	4	2	54	6
Total sales	$178	$410	$68	$74	$103	$409	$588	$512
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	62.6%	71.5%	62.0%	64.4%	72.9%	69.6%	67.0%	71.3%
Group life loss ratio [4]	85.9%	74.6%	78.1%	80.8%	77.8%	81.3%	80.3%	79.6%
Total loss ratio	72.0%	71.9%	68.8%	71.1%	74.6%	74.7%	72.0%	74.7%
Expense ratio [5]	25.6%	26.2%	25.8%	24.9%	23.9%	23.4%	25.9%	23.6%

[1]	Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts. The six months ended June 30, 2020 included buyout premiums primarily from two large accounts.

[3]
The three months ended June 30, 2020 and March 31, 2020 included (0.7) points and 2.3 points, respectively, of incurred losses from COVID-19 short-term disability and New York paid family leave claims.

[4]	The three and six months ended June 30, 2020 included 7.1 points and 3.6 points, respectively, of incurred losses from COVID-19 group life claims.

[5]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Investment management fees	$165	$178	$185	$183	$180	$171	$343	$351
Shareholder servicing fees	20	22	22	22	21	21	42	42
Other revenue	43	48	51	50	52	48	91	100
Net realized capital gains (losses)	8	(11)	2	1	—	2	(3)	2
Total revenues	236	237	260	256	253	242	473	495
Sub-advisory expense	60	64	67	67	65	62	124	127
Employee compensation and benefits	28	32	28	26	28	32	60	60
Distribution and service	75	80	83	84	84	81	155	165
General, administrative and other [1]	23	17	31	28	29	30	40	59
Total expenses	186	193	209	205	206	205	379	411
Income before income taxes	50	44	51	51	47	37	94	84
Income tax expense	11	8	10	11	9	7	19	16
Net income	$39	$36	$41	$40	$38	$30	$75	$68
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(8)	11	(1)	(1)	—	(2)	3	(2)
Income tax expense (benefit) [2]	2	(3)	—	—	—	—	(1)	—
Core earnings	$33	$44	$40	$39	$38	$28	$77	$66
Daily average Hartford Funds AUM	$110,864	$119,632	$121,709	$119,738	$117,875	$112,210	$115,248	$115,058
Return on assets (bps, net of tax) [3]
Net income	14.1	12.0	13.0	13.3	12.9	10.9	13.0	11.9
Core earnings*	11.9	14.7	12.7	12.9	12.9	10.3	13.4	11.5
ROE
Net income available to common stockholders [4]	48.2%	50.2%	49.7%	48.0%	49.7%	51.3%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains) excluded from core earnings, before tax	0.3%	3.0%	(1.4%)	—%	0.4%	0.7%
Income tax benefit [2]	(0.3%)	(1.0%)	—%	(0.3%)	(0.4%)	(0.4%)
Impact of AOCI, excluded from core earnings ROE	0.1%	(0.7%)	(0.5%)	(0.6%)	(0.6%)	(0.4%)
Core earnings [4]	48.3%	51.5%	47.8%	47.1%	49.1%	51.2%

[1]	The three months ended March 31, 2020 and six months ended June 30, 2020 included a $12 reduction in contingent consideration payable related to the 2016 acquisition of Lattice Strategies.

[2]	Represents federal income tax benefit related to before tax items not included in core earnings.

[3]	Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.

[4]	Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Equity Funds
Beginning balance	$55,076	$71,629	$66,999	$68,474	$66,158	$56,986	$71,629	$56,986
Sales	5,038	5,313	2,888	3,003	3,761	4,358	10,351	8,119
Redemptions	(5,083)	(5,701)	(3,554)	(3,867)	(4,153)	(3,893)	(10,784)	(8,046)
Net flows	(45)	(388)	(666)	(864)	(392)	465	(433)	73
Change in market value and other	11,807	(16,165)	5,296	(611)	2,708	8,707	(4,358)	11,415
Ending balance	$66,838	$55,076	$71,629	$66,999	$68,474	$66,158	$66,838	$68,474
Fixed Income Funds
Beginning balance	$14,558	$16,130	$15,685	$15,569	$15,070	$14,467	$16,130	$14,467
Sales	1,667	1,782	1,421	1,420	1,274	1,314	3,449	2,588
Redemptions	(2,241)	(2,632)	(1,122)	(1,491)	(1,121)	(1,138)	(4,873)	(2,259)
Net flows	(574)	(850)	299	(71)	153	176	(1,424)	329
Change in market value and other	787	(722)	146	187	346	427	65	773
Ending balance	$14,771	$14,558	$16,130	$15,685	$15,569	$15,070	$14,771	$15,569
Multi-Strategy Investments Funds [1]
Beginning balance	$18,407	$21,332	$20,429	$20,095	$19,540	$18,233	$21,332	$18,233
Sales	801	1,026	952	776	672	640	1,827	1,312
Redemptions	(733)	(1,145)	(825)	(768)	(823)	(869)	(1,878)	(1,692)
Net flows	68	(119)	127	8	(151)	(229)	(51)	(380)
Change in market value and other	2,051	(2,806)	776	326	706	1,536	(755)	2,242
Ending balance	$20,526	$18,407	$21,332	$20,429	$20,095	$19,540	$20,526	$20,095
Exchange-traded Products ("ETP") AUM
Beginning balance	$2,574	$3,442	$2,847	$2,751	$2,457	$1,871	$3,442	$1,871
Net flows	(124)	(67)	458	127	285	462	(191)	747
Change in market value and other	136	(801)	137	(31)	9	124	(665)	133
Ending balance	$2,586	$2,574	$3,442	$2,847	$2,751	$2,457	$2,586	$2,751
Mutual Fund and ETP AUM
Beginning balance	$90,615	$112,533	$105,960	$106,889	$103,225	$91,557	$112,533	$91,557
Sales - mutual fund	7,506	8,121	5,261	5,199	5,707	6,312	15,627	12,019
Redemptions - mutual fund	(8,057)	(9,478)	(5,501)	(6,126)	(6,097)	(5,900)	(17,535)	(11,997)
Net flows - ETP	(124)	(67)	458	127	285	462	(191)	747
Net flows - mutual fund and ETP	(675)	(1,424)	218	(800)	(105)	874	(2,099)	769
Change in market value and other	14,781	(20,494)	6,355	(129)	3,769	10,794	(5,713)	14,563
Ending balance	104,721	90,615	112,533	105,960	106,889	103,225	104,721	106,889
Talcott Resolution life and annuity separate account AUM [2]	13,123	11,538	14,425	14,021	14,412	14,364	13,123	14,412
Hartford Funds AUM	$117,844	$102,153	$126,958	$119,981	$121,301	$117,589	$117,844	$121,301

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Fee income	$12	$13	$12	$14	$11	$13	$25	$24
Earned premiums	5	4	5	4	1	—	9	1
Other revenue [1]	68	(2)	23	20	9	34	66	43
Net investment income	4	9	15	10	17	24	13	41
Net realized capital gains (losses)	24	(39)	1	1	7	13	(15)	20
Total revenues	113	(15)	56	49	45	84	98	129
Benefits, losses and loss adjustment expenses [2]	6	6	9	5	3	2	12	5
Insurance operating costs and other expenses	29	21	17	20	33	13	50	46
Loss on extinguishment of debt	—	—	—	90	—	—	—	—
Interest expense	57	64	65	67	63	64	121	127
Total expenses	92	91	91	182	99	79	183	178
Income (loss) before income taxes	21	(106)	(35)	(133)	(54)	5	(85)	(49)
Income tax expense (benefit)	3	(15)	(6)	(34)	(11)	5	(12)	(6)
Net income (loss)	18	(91)	(29)	(99)	(43)	—	(73)	(43)
Preferred stock dividends	5	5	5	11	—	5	10	5
Net income (loss) available to common stockholders	13	(96)	(34)	(110)	(43)	(5)	(83)	(48)
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(26)	40	(2)	—	(8)	(13)	14	(21)
Loss on extinguishment of debt, before tax	—	—	—	90	—	—	—	—
Transaction costs, before tax [3]	—	—	1	1	15	—	—	15
Income tax expense (benefit) [4]	7	(8)	(4)	(18)	1	3	(1)	4
Core losses	$(6)	$(64)	$(39)	$(37)	$(35)	$(15)	$(70)	$(50)

[1]
The three months ended June 30, 2020 and 2019 include $68 and $3, respectively, and the six months ended June 30, 2020 and 2019 include $64 and $31, respectively, of income before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.

[2]	Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.

[3]	Related to transaction costs incurred in connection with the acquisition of Navigators Group that are included in insurance operating costs and other expenses.

[4]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Investment Income
Fixed maturities [1]
Taxable	$280	$298	$319	$306	$296	$284	$578	$580
Tax-exempt	77	79	81	86	90	97	156	187
Total fixed maturities	357	377	400	392	386	381	734	767
Equity securities	6	12	15	12	12	7	18	19
Mortgage loans	42	42	47	37	41	40	84	81
Limited partnerships and other alternative investments [2]	(71)	58	51	65	60	56	(13)	116
Other [3]	21	(12)	11	5	7	9	9	16
Subtotal	355	477	524	511	506	493	832	999
Investment expense	(16)	(18)	(21)	(21)	(18)	(23)	(34)	(41)
Total net investment income	$339	$459	$503	$490	$488	$470	$798	$958
Annualized investment yield, before tax [4]	2.7%	3.7%	4.0%	4.0%	4.2%	4.1%	3.2%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	(15.3%)	13.2%	11.9%	15.3%	13.9%	13.4%	(1.5%)	13.9%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.4%	3.3%	3.8%	3.6%	3.8%	3.7%	3.4%	3.8%
Annualized investment yield, net of tax [4]	2.2%	3.0%	3.3%	3.3%	3.4%	3.4%	2.6%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.8%	2.7%	3.1%	3.0%	3.1%	3.1%	2.8%	3.1%
Average reinvestment rate [5]	2.7%	2.9%	3.1%	3.1%	3.5%	4.1%	2.8%	3.7%
Average sales/maturities yield [6]	3.6%	3.3%	3.8%	4.1%	4.0%	4.1%	3.5%	4.0%
Portfolio duration (in years) [7]	5.0	4.8	5.0	4.9	4.9	4.8	5.0	4.9

[1]	Includes income on short-term investments.

[2]	Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in fixed income, private equity and hedge funds.

[3]	Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term investments.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Investment Income
Fixed maturities [1]
Taxable	$206	$216	$232	$218	$201	$182	$422	$383
Tax-exempt	57	58	59	65	68	73	115	141
Total fixed maturities	263	274	291	283	269	255	537	524
Equity securities	3	10	9	9	8	5	13	13
Mortgage loans	30	29	32	26	28	27	59	55
Limited partnerships and other alternative investments [2]	(62)	48	38	52	50	46	(14)	96
Other [3]	19	(14)	9	3	7	7	5	14
Subtotal	253	347	379	373	362	340	600	702
Investment expense	(11)	(13)	(16)	(15)	(14)	(17)	(24)	(31)
Total net investment income	$242	$334	$363	$358	$348	$323	$576	$671
Annualized investment yield, before tax [4]	2.6%	3.6%	4.0%	4.0%	4.2%	4.2%	3.1%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	(15.9%)	13.1%	10.6%	14.6%	13.9%	13.0%	(1.8%)	13.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.5%	3.2%	3.7%	3.6%	3.8%	3.8%	3.3%	3.8%
Annualized investment yield, net of tax [4]	2.2%	3.0%	3.3%	3.3%	3.5%	3.6%	2.6%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.9%	2.7%	3.1%	3.0%	3.2%	3.2%	2.8%	3.2%
Average reinvestment rate [5]	2.7%	2.9%	3.0%	3.1%	3.5%	4.1%	2.8%	3.7%
Average sales/maturities yield [6]	3.5%	3.2%	3.8%	4.1%	3.9%	4.1%	3.4%	4.0%
Portfolio duration (in years) [7]	4.9	4.7	4.8	4.8	4.8	4.9	4.9	4.8
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Investment Income
Fixed maturities [1]
Taxable	$73	$76	$79	$81	$81	$81	$149	$162
Tax-exempt	18	19	20	20	20	22	37	42
Total fixed maturities	91	95	99	101	101	103	186	204
Equity securities	1	1	—	1	1	—	2	1
Mortgage loans	12	13	15	11	13	13	25	26
Limited partnerships and other alternative investments [2]	(9)	10	13	13	10	10	1	20
Other [3]	2	1	1	1	—	1	3	1
Subtotal	97	120	128	127	125	127	217	252
Investment expense	(5)	(5)	(5)	(6)	(4)	(6)	(10)	(10)
Total net investment income	$92	$115	$123	$121	$121	$121	$207	$242
Annualized investment yield, before tax [4]	3.2%	4.0%	4.3%	4.2%	4.2%	4.2%	3.6%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	(12.4%)	14.0%	18.2%	19.0%	14.0%	15.6%	0.3%	15.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.6%	3.7%	3.9%	3.8%	3.9%	3.9%	3.7%	3.9%
Annualized investment yield, net of tax [4]	2.6%	3.3%	3.5%	3.4%	3.4%	3.4%	2.9%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.0%	3.0%	3.2%	3.1%	3.2%	3.2%	3.0%	3.2%
Average reinvestment rate [5]	3.3%	3.2%	3.3%	3.4%	3.8%	4.0%	3.3%	3.9%
Average sales/maturities yield [6]	3.9%	4.0%	4.1%	4.3%	4.2%	4.0%	4.0%	4.1%
Portfolio duration (in years) [7]	6.1	5.9	6.1	6.0	5.9	5.8	6.1	5.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income by Segment	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Investment Income
Commercial Lines	$204	$277	$298	$291	$281	$259	$481	$540
Personal Lines	28	41	45	46	46	42	69	88
P&C Other Operations	10	16	20	21	21	22	26	43
Total Property & Casualty	242	334	363	358	348	323	576	671
Group Benefits	92	115	123	121	121	121	207	242
Hartford Funds	1	1	2	1	2	2	2	4
Corporate	4	9	15	10	17	24	13	41
Total net investment income by segment	$339	$459	$503	$490	$488	$470	$798	$958

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Total Property & Casualty	$(62)	$48	$38	$52	$50	$46	$(14)	$96
Group Benefits	(9)	10	13	13	10	10	1	20
Total net investment income from limited partnerships and other alternative investments [1]	$(71)	$58	$51	$65	$60	$56	$(13)	$116

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Realized Capital Gains (Losses)
Gross gains on sales	$96	$78	$44	$77	$69	$44	$174	$113
Gross losses on sales	(22)	(8)	(12)	(4)	(19)	(21)	(30)	(40)
Equity securities [1]	75	(386)	73	19	30	132	(311)	162
Change in ACL on fixed maturities, AFS	(20)	(12)					(32)
Change in ACL on mortgage loans	(22)	(2)					(24)
Intent-to-sell impairments	—	(5)	—	—	—	—	(5)	—
Net impairment losses			—	(1)	—	(2)		(2)
Valuation allowances on mortgage loans			—	—	1	—		1
Other net gains (losses) [2]	2	104	(42)	(2)	(1)	10	106	9
Total net realized capital gains (losses)	109	(231)	63	89	80	163	(122)	243
Net realized capital gains, included in core earnings, before tax	(2)	(1)	(1)	(1)	(1)	(3)	(3)	(4)
Total net realized capital gains (losses) excluded from core earnings, before tax	107	(232)	62	88	79	160	(125)	239
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	(21)	48	(11)	(18)	(18)	(34)	27	(52)
Total net realized capital gains (losses) excluded from core earnings, after tax	$86	$(184)	$51	$70	$61	$126	$(98)	$187

[1]	Includes all changes in fair value and trading gains and losses for equity securities.

[2]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation. The three and six months ended June 30, 2020 included $0 and $75, respectively, of realized gains on terminated derivatives used to hedge against a decline in equity market levels.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2020		Mar 31 2020		Dec 31 2019		Sept 30 2019		Jun 30 2019
	Amount [1]	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent
Total investments	$53,028	100.0%	$50,359	100.0%	$53,030	100.0%	$52,577	100.0%	$50,769	100.0%
Asset-backed securities	$1,416	3.3%	$1,348	3.4%	$1,476	3.5%	$1,337	3.1%	$1,029	2.5%
Collateralized loan obligations	2,187	5.2%	1,989	5.0%	2,183	5.2%	2,158	5.1%	1,925	4.7%
Commercial mortgage-backed securities	4,211	10.0%	4,302	10.6%	4,338	10.3%	4,254	10.1%	3,905	9.5%
Corporate	18,563	44.0%	16,798	41.8%	17,396	41.4%	17,801	42.0%	16,748	40.7%
Foreign government/government agencies	972	2.3%	1,063	2.6%	1,123	2.7%	1,117	2.6%	1,072	2.6%
Municipal [2]	9,394	22.2%	9,497	23.6%	9,498	22.5%	9,895	23.4%	10,278	25.0%
Residential mortgage-backed securities	3,895	9.3%	4,086	10.2%	4,869	11.4%	4,732	11.1%	4,566	11.0%
U.S. Treasuries	1,562	3.7%	1,122	2.8%	1,265	3.0%	1,095	2.6%	1,643	4.0%
Total fixed maturities, available-for-sale	$42,200	100.0%	$40,205	100.0%	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%
U.S. government/government agencies	$5,204	12.3%	$5,126	12.8%	$5,644	13.4%	$5,588	13.2%	$5,714	13.9%
AAA	6,471	15.3%	6,395	15.9%	6,617	15.7%	6,360	15.0%	6,214	15.1%
AA	8,013	19.0%	7,755	19.3%	8,146	19.3%	8,202	19.4%	7,890	19.1%
A	11,289	26.8%	10,541	26.2%	10,843	25.7%	10,894	25.7%	10,552	25.6%
BBB	9,590	22.7%	8,962	22.3%	9,530	22.6%	9,850	23.2%	9,246	22.5%
BB	1,112	2.6%	974	2.4%	877	2.1%	994	2.3%	1,076	2.6%
B	481	1.2%	408	1.0%	456	1.1%	463	1.1%	445	1.1%
CCC	31	0.1%	35	0.1%	26	0.1%	29	0.1%	27	0.1%
CC & below	9	—%	9	—%	9	—%	9	—%	2	—%
Total fixed maturities, available-for-sale	$42,200	100.0%	$40,205	100.0%	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $6.9 billion in Property & Casualty, $2.3 billion in Group Benefits, and $0.2 billion in Corporate as of June 30, 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
JUNE 30, 2020

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$4,607	$4,864	9.2%
Consumer non-cyclical	2,713	2,954	5.6%
Technology and communications	2,512	2,816	5.3%
Utilities	1,992	2,182	4.1%
Capital goods	1,551	1,625	3.1%
Energy [1]	1,487	1,542	2.9%
Consumer cyclical	1,168	1,237	2.3%
Transportation	689	728	1.4%
Basic industry	632	664	1.2%
Other	688	707	1.3%
Total	$18,039	$19,319	36.4%
Top Ten Exposures by Issuer [2]
Commonwealth of Massachusetts	$209	$224	0.4%
IBM Corporation	190	215	0.4%
Comcast Corporation	177	209	0.4%
Wells Fargo & Company	202	208	0.4%
New York City Transitional Finance Authority	195	202	0.4%
Apple Inc.	172	202	0.4%
New York State Dormitory Authority	190	201	0.4%
Bank of America Corporation	175	197	0.4%
Morgan Stanley	170	191	0.3%
Bristol-Myers Squibb Company	167	190	0.3%
Total	$1,847	$2,039	3.8%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of, or exposures to, energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill, other expenses not allocated to the reporting segments and the results of Y-Risk, a business of the Company that provides insurance for businesses in the sharing and on-demand economy. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C standard commercial lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business.The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:

•
Certain realized capital gains and losses - Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.

•
Integration and transaction costs in connection with an acquired business - As transaction costs are incurred upon acquisition of a business and integration costs are completed within a short period after an acquisition, they do not represent ongoing costs of the business.

•	Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.

•
Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.

•
Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.

•
Change in valuation allowance on deferred taxes related to non-core components of pre-tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of pre-tax income, such as tax attributes like capital loss carryforwards.

•
Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.

•
Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.

In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") is the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Income available to common stockholders per share	$1.29	$0.75	$1.51	$1.45	$1.03	$1.74	$2.04	$2.76
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.30)	0.65	(0.17)	(0.24)	(0.22)	(0.44)	0.35	(0.66)
Loss on extinguishment of debt, before tax	—	—	—	0.25	—	—	—	—
Loss on reinsurance transactions, before tax	—	—	—	—	0.25	—	—	0.25
Integration and transaction costs associated with an acquired business, before tax	0.04	0.04	0.06	0.08	0.09	0.03	0.07	0.11
Change in loss reserves upon acquisition of a business, before tax	—	—	—	—	0.27	—	—	0.27
Change in deferred gain on retroactive reinsurance, before tax	0.15	0.08	0.04	—	—	—	0.23	—
Income tax expense (benefit) on items excluded from core earnings	0.04	(0.17)	0.01	(0.02)	(0.08)	0.08	(0.11)	0.02
Core earnings per share	$1.22	$1.35	$1.45	$1.52	$1.34	$1.41	$2.58	$2.75
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measures. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net Income available to common stockholders per diluted share	$1.29	$0.74	$1.49	$1.43	$1.02	$1.71	$2.03	$2.73
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.30)	0.64	(0.17)	(0.24)	(0.22)	(0.44)	0.35	(0.65)
Loss on extinguishment of debt, before tax	—	—	—	0.25	—	—	—	—
Loss on reinsurance transactions, before tax	—	—	—	—	0.25	—	—	0.25
Integration and transaction costs associated with an acquired business, before tax	0.04	0.04	0.06	0.08	0.08	0.03	0.07	0.11
Change in loss reserves upon acquisition of a business, before tax	—	—	—	—	0.27	—	—	0.27
Change in deferred gain on retroactive reinsurance, before tax	0.15	0.08	0.04	—	—	—	0.23	—
Income tax expense (benefit) on items excluded from core earnings	0.04	(0.16)	0.01	(0.02)	(0.07)	0.09	(0.12)	0.01
Core earnings per diluted share	$1.22	$1.34	$1.43	$1.50	$1.33	$1.39	$2.56	$2.72
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income ROE	11.3%	11.8%	14.4%	12.0%	11.8%	13.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital gains, excluded from core earnings, before tax	(0.2%)	—%	(2.7%)	(1.1%)	(0.7%)	(0.5%)
Loss on extinguishment of debt, before tax	0.6%	0.6%	0.6%	0.6%	—%	—%
Loss on reinsurance transaction, before tax	—%	0.6%	0.6%	0.6%	0.7%	—%
Integration and transaction costs associated with an acquired business, before tax	0.5%	0.6%	0.6%	0.6%	0.5%	0.3%
Changes in loss reserves upon acquisition of a business, before tax	—%	0.7%	0.7%	0.7%	0.7%	—%
Change in deferred gain on retroactive reinsurance, before tax	0.6%	0.3%	0.1%	—%	—%	—%
Income tax expense (benefit) on items not included in core earnings	(0.3%)	(0.6%)	—%	(0.7%)	(0.5%)	(0.3%)
Income from discontinued operations, net of tax	—%	—%	—%	—%	—%	(1.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	0.2%	(0.7%)	(0.7%)	(0.4%)	(0.8%)	(0.4%)
Core earnings ROE	12.7%	13.3%	13.6%	12.3%	11.7%	11.5%
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income	$310	$224	$377	$448	$264	$482	$534	$746
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(242)	(334)	(363)	(358)	(348)	(323)	(576)	(671)
Net realized capital losses (gains)	(74)	173	(52)	(73)	(66)	(143)	99	(209)
Net servicing and other expense (income)	7	3	10	14	2	(2)	10	—
Loss on reinsurance transaction	—	—	—	—	91	—	—	91
Income tax expense	88	54	85	106	60	107	142	167
Underwriting gain	89	120	57	137	3	121	209	124
Current accident year catastrophes	248	74	115	106	138	104	322	242
Prior accident year development	(268)	23	(42)	(47)	35	(11)	(245)	24
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	29	—	—	29
Underlying underwriting gain	$69	$217	$130	$196	$205	$214	$286	$419
COMMERCIAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income	$(66)	$121	$302	$336	$191	$363	$55	$554
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing loss (income)	—	(1)	1	(2)	(2)	1	(1)	(1)
Net investment income	(204)	(277)	(298)	(291)	(281)	(259)	(481)	(540)
Net realized capital losses (gains)	(64)	143	(42)	(60)	(54)	(115)	79	(169)
Other expense	11	6	11	20	6	1	17	7
Loss on reinsurance transaction	—	—	—	—	91	—	—	91
Income tax expense (benefit)	(9)	28	68	79	44	79	19	123
Underwriting gain (loss)	(332)	20	42	82	(5)	70	(312)	65
Current accident year catastrophes	193	55	89	74	90	70	248	160
Prior accident year development	77	41	(37)	(19)	22	(10)	118	12
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	29	—	—	29
Underlying underwriting gain (loss)	$(62)	$116	$94	$137	$136	$130	$54	$266

PERSONAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income (loss)	$371	$98	$66	$94	$62	$96	$469	$158
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(3)	(2)	(2)	(4)	(4)	(3)	(5)	(7)
Net investment income	(28)	(41)	(45)	(46)	(46)	(42)	(69)	(88)
Net realized capital losses (gains)	(8)	23	(7)	(9)	(8)	(19)	15	(27)
Other expense (income)	(1)	—	—	—	2	(1)	(1)	1
Income tax expense	97	25	16	23	14	23	122	37
Underwriting gain	428	103	28	58	20	54	531	74
Current accident year catastrophes	55	19	26	32	48	34	74	82
Prior accident year development	(349)	(18)	(17)	(28)	4	(1)	(367)	3
Underlying underwriting gain	$134	$104	$37	$62	$72	$87	$238	$159
P&C OTHER OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income	$5	$5	$9	$18	$11	$23	$10	$34
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(10)	(16)	(20)	(21)	(21)	(22)	(26)	(43)
Net realized capital gains (losses)	(2)	7	(3)	(4)	(4)	(9)	5	(13)
Income tax expense	—	1	1	4	2	5	1	7
Underwriting loss	(7)	(3)	(13)	(3)	(12)	(3)	(10)	(15)
Prior accident year development	4	—	12	—	9	—	4	9
Underlying underwriting loss	$(3)	$(3)	$(1)	$(3)	$(3)	$(3)	$(6)	$(6)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Net income margin	6.7%	6.9%	10.5%	9.6%	7.3%	7.7%	6.8%	7.5%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	(0.1)%	0.6%	(0.5)%	(0.9)%	(0.4)%	(0.3)%	0.2%	(0.4)%
Integration and transaction costs associated with acquired business, before tax	0.3%	0.3%	0.5%	0.6%	0.7%	0.6%	0.3%	0.7%
Income tax expense (benefit)	(0.1)%	(0.1)%	0.1%	0.1%	(0.1)%	—%	(0.1)%	(0.1)%
Impact of excluding buyouts from denominator of core earnings margin	0.1%	0.1%	—%	—%	—%	—%	0.1%	—%
Core earnings margin	6.9%	7.8%	10.6%	9.4%	7.5%	8.0%	7.3%	7.7%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Return on Assets ("ROA")	14.1	12.0	13.0	13.3	12.9	10.9	13.0	11.9
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized capital losses, excluded from core earnings, before tax	(2.9)	3.7	(0.3)	(0.4)	—	(0.6)	0.7	(0.4)
Effect of income tax expense	0.7	(1.0)	—	—	—	—	(0.3)	—
Return on Assets ("ROA"), core earnings	11.9	14.7	12.7	12.9	12.9	10.3	13.4	11.5

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Total net investment income	$339	$459	$503	$490	$488	$470	$798	$958
Adjustment for gain from limited partnerships and other alternative investments	71	(58)	(51)	(65)	(60)	(56)	13	(116)
Net investment income excluding limited partnerships and other alternative investments	$410	$401	$452	$425	$428	$414	$811	$842
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Total net investment income	$242	$334	$363	$358	$348	$323	$576	$671
Adjustment for gain from limited partnerships and other alternative investments	62	(48)	(38)	(52)	(50)	(46)	14	(96)
Net investment income excluding limited partnerships and other alternative investments	$304	$286	$325	$306	$298	$277	$590	$575
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Total net investment income	$92	$115	$123	$121	$121	$121	$207	$242
Adjustment for gain from limited partnerships and other alternative investments	9	(10)	(13)	(13)	(10)	(10)	(1)	(20)
Net investment income excluding limited partnerships and other alternative investments	$101	$105	$110	$108	$111	$111	$206	$222

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Annualized investment yield	2.7%	3.7%	4.0%	4.0%	4.2%	4.1%	3.2%	4.1%
Adjustment for gain from limited partnerships and other alternative investments	0.7%	(0.4)%	(0.2)%	(0.4)%	(0.4)%	(0.4)%	0.2%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.4%	3.3%	3.8%	3.6%	3.8%	3.7%	3.4%	3.8%
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Annualized investment yield	2.6%	3.6%	4.0%	4.0%	4.2%	4.2%	3.1%	4.2%
Adjustment for gain from limited partnerships and other alternative investments	0.9%	(0.4)%	(0.3)%	(0.4)%	(0.4)%	(0.4)%	0.2%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.5%	3.2%	3.7%	3.6%	3.8%	3.8%	3.3%	3.8%
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Jun 30 2020	Jun 30 2019
Annualized investment yield	3.2%	4.0%	4.3%	4.2%	4.2%	4.2%	3.6%	4.2%
Adjustment for gain from limited partnerships and other alternative investments	0.4%	(0.3)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	0.1%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.6%	3.7%	3.9%	3.8%	3.9%	3.9%	3.7%	3.9%